Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 15, 1999 included in this annual report on Form 10-K, into the Company's previously filed Registration Statement on Form S-8, file No. 333-09305.



                                                         /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
April 15, 1999